Chime Reports Third Quarter 2025 Financial Results

Strong top-line momentum with 29% year-over-year revenue growth, exceeding guidance

Active Members grew 21% year-over-year to 9.1 million

Raised Q4 and full-year 2025 outlook and announced $200 million share repurchase program

SAN FRANCISCO – (BUSINESS WIRE) – November 5, 2025 – Chime® (Nasdaq: CHYM), a leading consumer financial technology company, today reported financial results for the quarter ended September 30, 2025.

“Month after month, more mainstream Americans are choosing Chime as their primary financial partner1 — and that momentum is fueling our great results,” said Chris Britt, CEO and Co-founder of Chime. “We delivered another outstanding quarter, exceeding guidance, expanding margins, and raising our full-year outlook. Our 29% year-over-year revenue growth and 21% year-over-year Active Members growth reflect the strength of our model and the trust we’ve built with our members. Our $200 million share repurchase program underscores our confidence in Chime’s financial strength, durable business model, and long-term growth potential.”

Third Quarter 2025 Financial Highlights
We reported strong top- and bottom-line growth in the third quarter, exceeding our guidance.
•Revenue was $544 million, up 29% year-over-year.
◦Payments revenue grew 16% year-over-year to $363 million, and 20% year-over-year when combined with Outbound Instant Transfer (OIT) revenue (see below for further details on OIT).
◦Platform-related revenue (inclusive of OIT) grew 65% year-over-year to $180 million, reflecting continued adoption of MyPay.
•Gross profit was $474 million, yielding an 87% gross margin.
•Transaction profit (non-GAAP) was $377 million, yielding a 69% transaction margin.
•Net loss was $55 million and net margin was (10)%.
•Adjusted EBITDA (non-GAAP) was $29 million. Adjusted EBITDA margin of 5% represented a 9 percentage point increase year-over-year, an acceleration from the 2 percentage point increase year-over-year in the first half of 2025, reflecting disciplined growth in operating expenses.
•Active Members grew 21% year-over-year to 9.1 million, while acquisition cost per new Active Member (CAC) fell over 10% year-over-year for the third consecutive quarter.
◦Our fastest-growing segment is members earning $75,000 or more annually.
•Average Revenue per Active Member (ARPAM) grew 6% year-over-year to $245.
•Purchase Volume (PV) increased 15% year-over-year to $32.3 billion, and 18% year-over-year when combined with OIT volume (see below for further details on OIT).

Third Quarter 2025 Business Highlights
•Successful Chime Card rollout: We introduced Chime Card in September to new members, our latest product that makes fee-free banking with Chime even more rewarding. It delivers a premium banking experience for direct depositors, including 1.5% cash back rewards and a titanium design option. Those who have adopted Chime Card are already using it for 80% of their spend.
•Strong progress on MyPay’s unit economics: We continue to strengthen our short-term liquidity offerings, leveraging our rich data and privileged repayment position as members’ primary account. We delivered over 20 basis points of sequential improvement in loss rates quarter-over-quarter, bringing MyPay transaction margin to over 45%.
•Making the member experience more convenient with OIT: In January, we launched OIT, which allows members to move funds instantly to their secondary accounts for activities such as investing or peer-to-peer payments for a 1.75% fee. This feature enhances convenience for members, while driving higher monetization for Chime. OIT, which is reported separately from PV and captured in platform-related revenue, replaces some transactions that earn debit interchange and are reported in PV. As a result, we have
1 J.D. Power, Financial Services Intelligence Report, October 2025.

seen a mix shift from payments to platform-related revenue with a higher take rate. Since launch, OIT has scaled rapidly, reaching $640 million in volume this quarter.
•Chime Enterprise expanding partnerships: We recently announced strategic partnerships with Workday and UKG, two of the largest global human capital management platforms. In addition, new employer partners launched include Maxwell Group, Etech, and Ubiquity. While still early days, the employee adoption rates to direct deposit at our employer partners have exceeded our expectations.
•ChimeCore migration complete: We successfully completed the migration to ChimeCore — our proprietary transaction processing core and ledger — ahead of schedule. ChimeCore now serves as the system of record and payments processor for all member accounts and transactions.2 We expect this to reduce transaction processing costs and accelerate our ability to innovate, positioning us to deliver on our ambitious 2026 product roadmap and beyond.

Share Repurchase Program
Our Board of Directors has authorized a share repurchase program of up to $200 million of our outstanding Class A common stock, demonstrating management and the Board's confidence in Chime’s financial strength and future potential. Under this program, we are authorized to repurchase shares of Class A common stock from time to time through open market transactions, privately negotiated transactions, and other means subject to market conditions and in compliance with applicable securities laws, including through Rule 10b5-1 plans. Open market repurchases may be structured to occur in accordance with the requirements of Rule 10b-18. The timing, manner, price, and amount of any repurchases will be determined by Chime at its discretion and depend on a variety of factors, including legal requirements, price, and economic and market conditions. The repurchase program does not obligate us to repurchase any particular amount of Class A common stock and may be suspended or discontinued at any time at our discretion without prior notice, subject to all applicable securities laws.

Outlook
Strong execution across the business continues to position Chime for durable growth and progress towards profitability. We are raising our fourth quarter and full-year guidance for revenue and adjusted EBITDA.

For the fourth quarter of 2025, we expect:
•Revenue between $572 million to $582 million, resulting in year-over-year revenue growth between 20% and 23%.
•Adjusted EBITDA between $43 million to $48 million, with an adjusted EBITDA margin of 8% – reflecting continued acceleration of our margin improvement in Q3.

For the full year of 2025, we now expect:
•Revenue between $2.163 billion to $2.173 billion, resulting in year-over-year revenue growth between 29% and 30%.
•Adjusted EBITDA between $113 million to $118 million, with an adjusted EBITDA margin of 5%.

The outlook provided above constitutes forward-looking information within the meaning of applicable securities laws and is based on a number of assumptions and subject to a number of risks. See cautionary note regarding “Forward-Looking Statements” in the press release.

Conference Call Information
Chime will host a conference call to discuss its third quarter 2025 financial results and financial outlook at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) today. A live webcast of the earnings conference call will be accessible on Chime’s Investor Relations website at investors.chime.com. A replay will be available on the Investor Relations website following the call.

An investor presentation, including supplemental financial information and reconciliation of certain non-GAAP financial measures to their nearest comparable GAAP measures, will be available through Chime’s Investor Relations website at investors.chime.com.
2 Our contract with our third-party processor runs through March 2026.

About Chime
Chime (Nasdaq: CHYM) is a financial technology company founded on the premise that core banking services should be helpful, easy, and free. We offer a broad range of low-cost banking and payments products that address the most critical financial needs of everyday people. Our member-aligned business model has helped millions of people to unlock financial progressTM. Member deposits are FDIC-insured through The Bancorp Bank, N.A. or Stride Bank, N.A., Members FDIC, up to applicable limits*.

*Chime® is a financial technology company, not an FDIC-insured bank. Banking services provided by The Bancorp Bank, N.A. or Stride Bank, N.A., Members FDIC. Deposit insurance covers the failure of an insured bank. Certain conditions must be satisfied for pass-through deposit insurance coverage to apply.

Contacts

Investors and Analysts:
ir@chime.com

Press:
press@chime.com

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “would,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “goal,” “objective,” “seek,” or “continue” or the negative of these terms or other comparable terminology that concern Chime’s expectations, strategy, plans, or intentions. Forward-looking statements in this release may relate to, but are not limited to, expectations of future results of operations or financial performance of Chime, expectations regarding certain of our key financial and operating metrics, our business and growth strategy, including future product development plans, our market opportunity, the performance of newly launched products and innovations, our technological capabilities, including the ability of ChimeCore to reduce processing costs and accelerate innovation, the demand for Chime’s products and services, our expectations and management of future growth, our expectations regarding our industry and traditional banks, and our ability to execute our share repurchase program, as well as assumptions relating to the foregoing. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all.
Forward-looking statements are based on information available at the time those statements are made or on management’s good faith beliefs and assumptions as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in, or suggested by, the forward-looking statements. These risks and uncertainties include risks related to our ability to attract and retain Active Members; our relationships with our bank partners; changes in rules and practices concerning interchange fees, card network fees, and other fees and assessments; our ability to maintain and protect our brand; our ability to maintain member satisfaction and provide reliable member support; our ability to develop new products and enhancements for existing products; our reliance on third parties and their systems; our history of net losses and ability to achieve and maintain profitability; and the complex and evolving laws and regulations applicable to our business and the banking ecosystem. Further information on these risks and other factors that could affect our financial results are set forth in our filings with the Securities and Exchange Commission (SEC), including in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 filed with the SEC on August 11, 2025. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this release. Except as required by law, Chime does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.

Non-GAAP Financial Measures

To supplement our consolidated financial information prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), we use certain financial measures that are not prepared in accordance with GAAP, including transaction profit, transaction margin, adjusted EBITDA, and adjusted EBITDA margin, to facilitate analysis of our financial trends and for internal planning and forecasting purposes. We use these non-GAAP financial measures in conjunction with GAAP measures to evaluate our operating performance, formulate business plans, prepare budgets and forecasts, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources. We believe that these non-GAAP financial measures provide useful information to investors, analysts, and others about our business and financial performance, enhance their overall understanding of our performance, and can assist in providing a more consistent and comparable overview of our financial performance across periods. Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Further, these metrics have certain limitations in that they do not include the impact of certain expenses that are reflected on our consolidated statements of operations. Accordingly, our non-GAAP financial measures are presented for supplemental purposes only and should be considered in addition to, and not as substitutes for, or in isolation from, measures prepared in accordance with GAAP. A reconciliation of these measures to the most directly comparable GAAP measures is included at the end of this release.

We have not provided the forward-looking GAAP equivalents for certain forward-looking non-GAAP measures included in this release, or a GAAP reconciliation, as a result of the uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation expense. Accordingly, a reconciliation of these forward-looking non-GAAP metrics to their corresponding forward-looking GAAP equivalents is not available without unreasonable effort. However, it is important to note that material changes to reconciling items could have a significant effect on future GAAP results.

Adjusted EBITDA

We define adjusted EBITDA as net income (loss), adjusted for (i) depreciation and amortization expense, (ii) other income (expense), net, (iii) provision (benefit) for income taxes, (iv) stock-based compensation expense including related payroll tax, and (v) certain expenses that do not reflect our core operations and may vary significantly from period to period, including restructuring charges, impairment charges, stock-based charitable expense, and certain legal and regulatory charges, as applicable.

Adjusted EBITDA Margin

We define adjusted EBITDA margin as adjusted EBITDA divided by revenue.

We believe that adjusted EBITDA and adjusted EBITDA margin are key measures of our operating performance, and management uses these measures to formulate business plans, prepare budgets and forecasts, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources.

Transaction Profit

We define transaction profit as gross profit less transaction and risk losses.

Transaction Margin

We define transaction margin as transaction profit divided by revenue.

We believe that transaction profit and transaction margin are key measures of the incremental profit generated by member transactions.

Key Metrics

We use the following key metrics to help us evaluate our business and growth trends, establish budgets, evaluate the effectiveness of our investments, and assess operational efficiencies.

Active Members

We define an Active Member as a member who has initiated a money movement transaction on our platform in the last calendar month of the applicable period. Member-initiated money movement transactions include, but are not limited to, purchases with Chime-branded debit or credit cards, funding a member account, withdrawing funds from an ATM, sending or receiving funds with Pay Anyone, or taking a MyPay advance. Active Members are a key indicator of the scale of our engaged member base.

Average Revenue Per Active Member (“ARPAM”)

We define Average Revenue per Active Member (“ARPAM”) as revenue generated in the calendar quarter multiplied by four and divided by the average of the number of Active Members at the end of the prior quarter and the end of the current quarter. ARPAM is a key indicator of our ability to monetize member engagement, as it captures both the impact of payments revenue from Purchase Volume as well as the monetization of products that contribute to platform-related revenue.

Purchase Volume

We define Purchase Volume as the total dollar value of member purchase transactions using Chime-branded debit or credit cards during a given period, net of any adjustments or refunds. Purchase Volume is a key driver of payments revenue, because the interchange fees upon which our payments revenue is based are generally determined as a percentage of the underlying transaction value plus a fixed amount per transaction based upon rates set by the card networks. Purchase Volume is also a key indicator of aggregate member engagement. Purchase Volume does not include other types of transaction volumes such as deposits, ATM withdrawals, SpotMe and MyPay advances, sending or receiving funds with Pay Anyone, and ACH or direct debit transfers.

CHIME FINANCIAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share amounts)
(unaudited)

	September 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$445,026	$337,697
Restricted cash	13,676	12,303
Marketable securities	633,738	368,889
Product collateral	228,955	181,723
Accounts receivable, net	237,652	216,161
Loans held for investment, net	108,996	99,799
Prepaid expenses and other current assets	90,854	70,464
Total current assets	1,758,897	1,287,036
Property, equipment and software, net	86,480	92,700
Operating lease right of use assets, net	85,652	49,332
Other assets	31,282	31,969
Total assets	$1,962,311	$1,461,037
Liabilities, redeemable convertible preferred stock, and stockholders❜ equity (deficit)
Current liabilities:
Accounts payable	$40,026	$35,846
Accrued and other current liabilities	181,587	224,594
Product obligation	134,302	114,377
Total current liabilities	355,915	374,817
Operating lease liabilities, net of current portion	125,841	80,590
Other non-current liabilities	37,281	46,109
Total liabilities	519,037	501,516

Redeemable convertible preferred stock, $0.0001 par value: No shares authorized, issued, and outstanding as of September 30, 2025. 258,613,394 shares authorized and 258,464,156 shares issued and outstanding with a liquidation preference of $2,894,515 as of December 31, 2024.	—	2,890,121
Stockholders’ equity (deficit):
Preferred stock, $0.0001 par value: 100,000,000 shares authorized, no shares issued and outstanding as of September 30, 2025. No shares authorized, issued, and outstanding as of December 31, 2024.	—	—
Common stock, $0.0001 par value: No shares authorized, issued, and outstanding as of September 30, 2025. 416,094,141 shares authorized, 66,950,736 shares issued and outstanding as of December 31, 2024.	—	2
Class A common stock, $0.0001 par value: 5,000,000,000 shares authorized, 342,235,376 shares issued and outstanding as of September 30, 2025. No shares authorized, issued and outstanding as of December 31, 2024.	28	—
Class B common stock, $0.0001 par value: 65,000,000 shares authorized, 32,182,289 shares issued and outstanding as of September 30, 2025. No shares authorized, issued and outstanding as of December 31, 2024.	3	—
Class C common stock, $0.0001 par value: 500,000,000 shares authorized, no shares issued and outstanding as of September 30, 2025. No shares authorized, issued and outstanding as of December 31, 2024	—	—
Additional paid-in capital	4,772,649	433,363
Accumulated other comprehensive income (loss)	(79)	203
Accumulated deficit	(3,329,327)	(2,364,168)
Total stockholders’ equity (deficit)	1,443,274	(1,930,600)
Total liabilities, redeemable convertible preferred stock, and stockholders’ equity (deficit)	$1,962,311	$1,461,037

CHIME FINANCIAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue	$543,519	$421,871	$1,590,412	$1,198,057
Cost of revenue(1)	69,401	53,516	196,939	151,467
Gross profit	474,118	368,355	1,393,473	1,046,590
Operating expenses:
Transaction and risk losses	97,053	55,159	304,445	126,197
Member support and operations(2)	83,658	70,054	365,364	207,943
Sales and marketing(2)	153,608	143,123	471,187	378,191
Technology and development(2)	123,942	80,400	823,578	230,701
General and administrative(2)	76,575	46,645	403,415	127,535
Depreciation and amortization(1)	3,992	3,618	11,695	11,076
Total operating expenses	538,828	398,999	2,379,684	1,081,643
Loss from operations	(64,710)	(30,644)	(986,211)	(35,053)
Other income, net	10,268	10,817	21,837	31,230
Loss before income taxes	(54,442)	(19,827)	(964,374)	(3,823)
Provision for income taxes	280	2,199	785	1,915
Net loss	$(54,722)	$(22,026)	$(965,159)	$(5,738)
Net loss per share attributable to common stockholders, basic and diluted	$(0.15)	$(0.34)	$(5.10)	$(0.09)
Weighted average number of shares outstanding used to compute net loss per share attributable to common stockholders, basic and diluted	371,829,972	65,149,191	189,227,164	64,757,159
__________________
(1)Total depreciation and amortization includes amounts as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2025	2024	2025	2024
Depreciation and amortization recorded in cost of revenue	$3,522	$3,279	$10,488	$7,172
Depreciation and amortization recorded as operating expense	3,992	3,618	11,695	11,076
Total depreciation and amortization	$7,514	$6,897	$22,183	$18,248

(2)Amounts include stock-based compensation and related payroll tax as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2025	2024	2025	2024
Member support and operations	$10,172	$776	$133,882	$2,849
Sales and marketing	4,128	473	48,014	973
Technology and development	40,270	4,418	584,189	8,674
General and administrative	31,383	4,467	256,626	9,232
Total stock-based compensation expense and related payroll tax	$85,953	$10,134	$1,022,711	$21,728

CHIME FINANCIAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Nine Months Ended September 30,
	2025	2024
Operating activities:
Net loss	$(965,159)	$(5,738)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	22,183	18,248
Non-cash lease expense	4,989	3,944
Stock-based compensation	1,003,598	21,728
Stock-based charitable contribution	11,168	—
Provision for transaction dispute losses	48,048	35,456
Change in fair value of product obligation	41,575	40,890
Provision for credit losses	62,266	12,036
Impairment related to real estate assets and internal-use software	—	1,309
Amortization of premium on marketable securities	(4,010)	(10,506)
Other	448	1,089
Changes in operating assets and liabilities:
Product collateral	(47,232)	(34,267)
Accounts receivable, net	(22,622)	(16,617)
Prepaid expenses and other assets	(7,781)	(12,501)
Accounts payable	4,180	11,960
Accrued and other liabilities	(97,964)	19,752
Operating lease liabilities	(11,810)	(7,077)
Settlements of the product obligation	(21,650)	(33,797)
Cash flows provided by operating activities	20,227	45,909
Investing activities:
Purchase of marketable securities	(665,283)	(361,196)
Proceeds from sales of marketable securities	256,514	27,384
Proceeds from maturities of marketable securities	147,200	436,218
Purchases of loans held for investment	(3,616,906)	(735,214)
Repayments of loans held for investment	3,547,726	649,669
Purchase of property, equipment and software	(5,688)	(3,234)
Capitalization of internal-use software	(8,046)	(7,377)
Acquisition of business, net of cash acquired	—	(11,036)
Cash flows used in investing activities	(344,483)	(4,786)
Financing activities:
Payment of debt issuance costs related to the credit facility	(1,134)	—
Proceeds from the issuance of common stock upon initial public offering, net of underwriting discounts and offering costs paid	771,239	—
Taxes paid related to net share settlement of restricted stock units	(348,072)	—
Proceeds from exercise of stock options	10,925	907
Repurchases of common stock	—	(950)
Cash flows provided by (used in) financing activities	432,958	(43)
Net increase in cash and cash equivalents and restricted cash	108,702	41,080
Cash, cash equivalents, and restricted cash, beginning of period	350,000	239,745
Cash, cash equivalents, and restricted cash, end of period	$458,702	$280,825
Cash and cash equivalents, end of the period	$445,026	$270,825
Restricted cash, end of the period	13,676	10,000
Cash, cash equivalents, and restricted cash, end of the period	$458,702	$280,825

CHIME FINANCIAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

Supplementary cash flow disclosure:
Cash paid for interest	$409	$350
Cash paid for income taxes	1,139	161
Supplemental disclosures of noncash investing and financing activities:
Deferred offering costs not yet paid	651	—
Reclassification of deferred offering costs to additional paid-in capital upon initial public offering	14,815	—
Conversion of redeemable convertible preferred stock to common stock in connection with initial public offering	2,890,121	—
Right-of-use assets obtained in exchange for lease obligations	53,237	—
Cash consideration, accrued but not yet paid, related to acquisition of business	—	2,300

Reconciliation of GAAP to Non-GAAP Results
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except percentages)	2025	2024	2025	2024
Gross profit	$474,118	$368,355	$1,393,473	$1,046,590
Gross margin	87%	87%	88%	87%
Adjusted for: Transaction and risk losses	97,053	55,159	304,445	126,197
Transaction profit	$377,065	$313,196	$1,089,028	$920,393
Transaction margin	69%	74%	68%	77%

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except percentages)	2025	2024	2025	2024
Net loss	$(54,722)	$(22,026)	$(965,159)	$(5,738)
Net margin	(10)%	(5)%	(61)%	—%
Adjusted for:
Depreciation and amortization expense	7,514	6,897	22,183	18,248
Other (income) expense, net(1)	(10,268)	(10,817)	(21,837)	(31,230)
Provision for income taxes	280	2,199	785	1,915
Stock-based compensation expense and related payroll tax	85,953	10,134	1,022,711	21,728
Stock-based charitable contribution expense	—	—	11,168	—
Adjusted EBITDA	$28,757	$(13,613)	$69,851	$4,923
Adjusted EBITDA margin	5%	(3)%	4%	—%
__________________
(1) Relates primarily to interest income, which consists of interest and dividends earned on our cash and cash equivalents and marketable securities.